SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             December 8th, 2000
                               Date of Report
                      (Date of Earliest Event Reported)


                         UNCOMMON MEDIA GROUP, INC.
          (Exact Name of Registrant as Specified in its Charter)


               33 West 54th, 2nd floor, New York, NY  10019
                  (Address of principal executive offices)


                               (212) 956-1494
                        Registrant's telephone number


        FLORIDA                                65-0911072
(State of Incorporation)              (IRS Employer Identification
                                      No.)


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to a Share Purchase Agreement (the "Agreement")dated as ofDecember 8th, 2000 between Uncommon Media Group Inc., a
Nevada corporation, and IJC Ventures Corp., a Florida Corporation, IJC exchanged 19,200,000 shares of its restricted common stock for each share representing all of the outstanding capital stock or ownership of Uncommon Media. The 19,200,000 shares represents 64% of the stock of IJC Ventures. There are currently 29,821,000 shares outstanding in the Company.

 	The Agreement was adopted by the unanimous consent of the Board of Directors of IJC Ventures on Friday, December the 8th, 2000.

  Further to this agreement, on December 12th, 2000, the Company filed an amendment to it's articles to change the name from IJC
Ventures Corp. to Uncommon Media Group, Inc.


        The previous officers of IJC Ventures, pursuant to the agreement with Uncommon Media Group., Inc., have resigned and new officers and directors have been appointed. (See "Management")

        A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.


        (b) The following table contains information regarding the shareholdings of Uncommon Media Group's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):


Name                     Amount of Common          Percent of Common
and Position             Stock Beneficially        Stock Beneficially
                         Owned                     Owned

Lawrence Gallo	         	9,200,000               			31%
President/CEO/Director

Mitchell Sandler       		5,000,000	               		17%
Vice President/Director

Gustavo Rodriguez      		5,000,000               			17%
Secretary/Director


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Share Purchase Agreement (the "Agreement") dated as of December 8th, 2000 between Uncommon Media Group Inc., a Nevada corporation, and IJC Ventures Corp., a Florida Corporation, IJC exchanged 19,200,000 shares of its restricted common stock for each share representing all of the outstanding capital stock or ownership of Uncommon Media. The 19,200,000 shares represents 64% of the stock of IJC Ventures. There are currently 29,821,000 shares outstanding in the Company.

Executive Summary


Uncommon Media Group inc. (the "Company"-UMGi) is the result of a newly formed concept in media; a comprehensive program known as "Crossover Media". UMGi will provide "Crossover Media" solutions and services to traditional advertisers, consumers and suppliers by using a combination of new economy tools, software and real-time Internet interaction. UMGi will provide targeted marketing campaigns for advertisers, interactive Internet sessions with multilingual capabilities for consumers and suppliers and provide "Market Metrics" for advertising and supplier analysis. This model will provide strong revenue flows on both inbound and outbound inquires and transactions for UMGi. The result for UMGi's clients will be a targeted consumer demographic of the highest qualification, instant access to the world of E-commerce shopping and full market intelligence reporting capabilities that are used for additional "Crossover's" selling. UMGi utilizes the CMGI model for the development and delivery of these media offerings and may be the first "Media Incubator" model to be announced in the marketplace.

Through a variety of both traditional and non-traditional methods, the Company will interconnect content, advertising, transaction processing and demographic reporting. To accomplish this goal, the Company will acquire and develop a variety of businesses, develop strategic alliances and e-commerce strategies. The company is setting up specific entertainment and advertising subsidiaries to better position the Company's entrance into the Crossover Media arena and the new economy.

Company or Business Summary

Founded in September 2000 as a Nevada corporation with offices in New York City, the company will grow into a world leader in the distribution of interactive CD Roms. The company will distribute its Uncommon CD's via a network of well-established publications targeting specific demographic audiences. The company will compile specific databases for each publication's readership through the use of permissive marketing. Information compiled will the be made available to advertisers of each specific CD Rom. Through it's subsidiaries the company will also create specialized events, catalogue content for future distribution, help create new avenues of marketing for advertisers, internet and entertainment companies. The company is becoming well established, and seeking financing. The major challenges facing the firm are:

Establishing barriers to entry (establishing dates in several publications, entering into agreements with content providers of music, fashion and film, as well as begin to catalogue and matrix marketing intelligence.

The company intends to respond to these challenges by immediately entering into insertion agreements with several key publications, creating a well trained sales force to help meet the challenges and needs of our advertisers, enhance relationships with entertainment companies, developing a network of servers for marketing intelligence, creating a database portal and producing high-quality interactive CD Roms and advertising tools differentiated by careful orchestration of the marketing mix.

Overview

The Internet and the New Economy has provided an opportunity for companies to construct a virtual business model without the traditional "Brick and Mortar" underpinnings of old. UMGi leverages this strategy by connecting the traditional with the virtual, producing a new entertainment and advertising model while obtaining strategic marketing intelligence. The combination of these strategies creates a powerful e-commerce platform and allows for the future development and integration of tomorrow's ever changing technologies. To construct our business model, the Company has identified these components to create the virtual platform.

Business History

Lawrence Gallo founded the business in September 2000 along with partners Mitchell Sandler and Gus Rodriguez. Mr. Gallo discovered an opportunity to supply subscribers of specific demographic magazines with high-quality interactive CD Roms produced with rich media content mirroring each specific publication's own content. While providing advertisers the opportunity to present their products in a multi dimensional manner as well as interact directly with targeted consumers while also collecting marketing intelligence. Prior to starting the business, Mr. Gallo investigated the opportunity and confirmed that this market was not being served efficiently. The interactive CD's also presented a unique opportunity to help market music by presenting new and established artist on the CD Rom as part of the Disc's content and compiling data concerning interest in these artist directly from music consumers. The prospect of this new method of marketing has been received in a very positive manner by well established record companies such as Atlantic Records, Arista Records, Interscope Records and several others.

In October Bruce Magown joined as a Advisor to the company. Mr. Magown's background with Netscape, AOL and Sun brings to the company experience and understanding of the technological needs the company faces at present and in the future. Mr. Magown is currently working closely with Mr. Sandler to establish barriers of entry by creating a portal that will become the information hub of all data and marketing intelligence collected as a result of distributions made through publications and other sources. Mr. Magown who serves as president of a technology company called KNOA also brings a strategic alliance between the two companies. KNOA is a company that has a proprietary technology that enables websites and CD Roms to become multilingual with the click of a button. The strategic alliance will enable the Interactive CD Roms to immediately become user friendly in several languages. This alliance helps open the global market for the use of interactive CD's and global E-Commerce as an immediate strategy.

The company has also entered into an agreement with the World Wrestling Federation to distribute CD Roms in their magazines. The company is also entering into an agreement to produce an event in conjunction with the WWF and other major sponsors billed as the WWF Battle of the Bands. This event will take place over the course of the year 2001 and will include the participation of 100 radio stations across the U.S., the WWF and a top tiered sponsor. Uncommon Media will benefit greatly from the exposure related to such an event and will generate revenues from advertising publishing, content, merchandising and corporate sponsors.

The company wisely understood that its customers were purchasing service, convenience, and reliability as much as they were pleased with the quality of the products and services. As a result, the company invested heavily in customer service.



UncommonCD and National publications are a powerful marketing tool to meet the needs of companies that use the Internet as part of their sales and marketing efforts. By inserting CD-ROM's into popular consumer magazines, UncommonCD is able to deliver uniquely designed advertising content, products and messages to millions of targeted web users. The Company's Internet CD ROMS feature "full motion media videos, infomercials, showrooms, contests, prizes, web site links, and a rotating selection of brand name products and services. UncommonCD can also demo software programs and video games without tedious downloading.

UncommonCD's innovative marketing plan targets consumers by a variety of demographic matrixes, age, gender, income, geographies, language, economic history and other previously collected intelligence on the targeted consumers. A test market CD-ROM disc was released in April as an out-sert in 125,000 (target: upper-income, computer owners, new car buyer) issues of Road & Track magazine (May issue). Of the 125,000 readers who received the Custom CD, Hachette estimated roughly 38% actually viewed the CD based upon our registrants for our contest.
Each registrant provided their name, address, phone number, D.O.B, e-mail address and in many cases answered survey questions to increase their chances of winning. Each question was tailored to the advertisers desired information. This marketing intelligence was immediately available to the advertiser through our designated website. Each advertiser was given a pin number for remote 24/7 access to the collected information over the Internet during the allotted collection cycle, Enabling marketing departments to follow upon with captivated consumers the very same day.

UncommonCD has a variety of projects under development. The company has outsert orders with major national publications and local government agencies. To fulfill their content needs the company has secured either strategic alliances or JV status with major music, media and entertainment companies.


Competition

The inherent nature of the CD-Rom's capability make it a widely used medium. Our uncommon approach utilizing all of these technological platforms and formats in a collective package to entertain, inform, correlate data, and deliver captive consumers to traditional brick and mortar outlets, while also driving E-commerce is a unique model. Uncommon CD has tapped previously uncharted territory to provide businesses with what they expect in today's wired society, specifically honed information on their exact requested demographics, available 24/7 from their own desktop. To our knowledge no other media company or advertising agency is delivering an unbiased package combining many companies and products in the same arena. We have a patent pending on our proprietary code.

UncommonMusic.com

UncommonMusic.com combines traditional music "brick & mortar" distribution with the efficiencies of the Internet. Through web integration, UncommonMusic.com will become a leading provider of entertainment content and downloadable music. UncommonMusic.com is the only Internet music model to provide the artist a complete development strategy, up to and including the major labels. The Company accomplishes this by combining the Internet, Custom CD Authoring, UncommonMusic.com web site, major record labels, sponsorships of Fortune 500 companies and related advertising to complete the launch, distribution and commercialization of the artist and entertainment content.

UncommonMusic.com will be an online entertainment network, providing entertainment through extensive and exclusive music content, community features and e-commerce services. The Web site, UncommonMusic.com, is a "one-stop-shop" designed to appeal to a broad spectrum of music fans by covering a wide range of genres, from urban to rock to classical.
It will also provide not only to advertisers and retailers, but also the major labels with an attractive channel to reach consumers across both broad and targeted demographic groups (i.e., country fans to urban hip-hop fans). We generate revenue from a number of sources, including advertising, sponsorships, promotions, e-commerce and content syndication. Our proprietary content will be channeled from new artists and established acts that will drive traffic to the site.

Through the joint development of UncommonMusic.com and Custom CD
Authoring, the Company will rollout this digital business model and its related e-commerce functions.

UncommonMusic.com  services include:

Executive Site Producer

Develops website concept and strategy with the artist, artist manager and record company.

Secures web developer, oversees site budget, site design, construction and development

Site Management

Manages day-to-day online relationship between artists and fans
Handle artist and website e-mail inquiries
Updates and maintains website content
Database management, acquisition and utilization
Detailed website statistics and site traffic analysis
Develops website strategic alliances on behalf of the artist
Sets up and manage artist's e-mail accounts

Online Marketing and Promotion

UncommonCD is a unique CD-ROM/Internet technology and marketing model, which makes it fast and easy to review and visit an advertiser's web site. From Fortune 500 companies to medium-sized businesses, UncommonCD provides an economical and targeted methodology for web site advertising. The UncommonCD concept represents a new and exciting sales format for advertisers that leverages the interactive nature of the Internet with other types of media presentations.

Online business development
Integrate artist online/offline strategies
Drive awareness, traffic, sales and data-capture

Content syndication

Database acquisition and utilization strategies

Digital distribution of music and videos

High-profile cross media promotions and contests

Grass-roots postings

Search engine registration

Link strategies

Live Internet events (webcasts, chats, interviews, etc.)

Concert Ticketing promotions

Cross media promotions (online and offline)

Online research campaigns

Online listening parties

Pre-order campaigns and strategies

Secure online alliances with radio stations, video channels and other promotional vehicles

Leverage UMGi's powerful client and partner relationships to bolster overall marketing campaign

Develop strategic internet alliances for artists, music companies and consumer brands


MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

THIS PROSPECTUS CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE SAFE HARBORS CREATED THEREBY. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACT, INCLUDED IN THIS PROSPECTUS THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT WE EXPECT, BELIEVE OR ANTICIPATE WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED THAT ALL FORWARD- LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, OUR ABILITY TO MAINTAIN OR INCREASE THE DISTRIBUTION OF UNCOMMON CD'S, THE ABILITY TO INCREASE UNCOMMON MEDIA GROUP'S ADVERTISING REVENUES, CHANGES IN COSTS OF PROGRAMMING, AND MEDIA REGULATORY MATTERS, AS WELL AS GENERAL MARKET CONDITIONS AND COMPETITION. FUTURE EVENTS AND ACTUAL RESULTS, FINANCIAL AND OTHERWISE, COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN OR CONTEMPLATED BY THESE FORWARD-LOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THESE ASSUMPTIONS COULD BE INACCURATE AND, THEREFORE, WE CANNOT ASSURE YOU THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PROSPECTUS WILL PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY US OR ANY OTHER PERSON THAT OUR OBJECTIVES AND PLANS WILL BE ACHIEVED.

GENERAL

Uncommon Media Group inc. is the result of a newly formed concept in media; a comprehensive program known as "Crossover Media". Uncommon Media Group will provide "Crossover Media" solutions and services to traditional advertisers, consumers and suppliers by using a combination of new economy tools, software and real-time Internet interaction. Uncommon Media Group will provide targeted marketing campaigns for advertisers, interactive Internet sessions with multilingual capabilities for consumers and suppliers and provide "Market Metrics" for advertising and supplier analysis. This model will provide strong revenue flows on both inbound and outbound inquires and transactions for Uncommon Media Group. The result for Uncommon Media Group's clients will be a targeted consumer demographic of the highest qualification, instant access to the world of E-commerce shopping and full market intelligence reporting capabilities that are used for additional "Crossover's" selling.

We plan to grow into a world leader in the distribution of interactive CD Roms. The company will distribute its Uncommon CD's via a network of well-established publications targeting specific demographic audiences. The company will compile specific databases for each publication's readership through the use of permissive marketing. Information compiled will the be made available to advertisers of each specific CD Rom. Through it's subsidiaries the company will also create specialized events, catalogue content for future distribution, help create new avenues of marketing for advertisers, internet and entertainment companies.

ESTABLISHING BARRIERS TO ENTRY

Establishing dates in several publications, entering into agreements with content providers of music, fashion and film, as well as beginning to catalogue and matrix marketing intelligence. The company intends to respond to these challenges by immediately entering into insertion agreements with several key publications, creating a well trained sales force to help meet the challenges and needs of our advertisers, enhance relationships with entertainment companies, developing a network of servers for marketing intelligence, creating a database portal and producing high-quality interactive CD Roms and advertising tools differentiated by careful orchestration of the marketing mix.

LIQUIDITY AND CAPITAL RESOURCES

We believe that additional capital will be required, along with anticipated revenues from operations, to fund our operations for the next 12 months. We anticipate that the required funding will be made by several sources, although we cannot assure that the necessary funding will become available. Further, required amounts of funding will be impacted in part by the level of revenues achieved. We will likely issue additional shares of our common stock to meet our anticipated capital requirements.

RESULTS OF OPERATION

Established in September of 2000 we have had no revenue streams to date. We anticipate first revenues being booked within the second quarter of 2001.

OPERATING EXPENSES

The companies primary expense categories will include rent, production and authoring of CD Rom's, salaries, independent contractors, insertion orders, audit and legal.

PROPERTIES

Our headquarters are located in New York City. We intend to organize a London branch, to operate as a party to our activities in Europe. We lease office space and have a five (5) year lease agreement.

LONG TERM BUSINESS STRATEGY

Our long term strategy is to become a leading producer of Crossover Media. Producing digital interactive CD Roms for distribution to targeted demographics, providing new solutions and services to traditional advertisers and consumers. Our future development of our server systems and development of our portal are the initial steps in implementing our strategy. We believe that over time, we will be able to maximize our opportunities by cross fertilizing the conventional aspects of our media business with our proposed new media development and activities by finding applications for marketing in new arenas (such as the Internet).

BOARD COMMITTEES

We plan to form an Audit Committee during fiscal year 2001. No member of the Audit Committee will receive any additional compensation or his service as a member of that Committee. The Audit Committee is responsible for providing assurance that financial disclosures made by management reasonably portray our financial condition, results of operations, plan and long-term commitments.

We plan to form a Compensation Committee during fiscal 2001. It is not expected the members of the Compensation Committee will receive additional compensation for service as a member of that Committee. The Compensation Committee will be responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under our Stock Option Plans, and reporting regularly to the Board of Directors with respect to its recommendations.



PROPERTY

The Company maintains their office on the second and third floors at 33 West 54th street, New York, New York. The Company holds a lease for the term of Five years and 3 months with the lease having commenced on August 1st, 2000. (See attached copy of the lease, Exhibit 10.1)


LITIGATION

The Company is unaware of any pending or threatened litigation.


MARKET FOR IJC SECURITIES (PRE-ACQUISITION)

     IJC Ventures Corp.'s common stock is traded on the OTC Bulletin Board operated by Nasdaq, under the symbol IJCV. Up to now, there has not been an active market in the Company's stock. There can be no assurance that an active market will develop for the stock of UMGi following the acquisition. This represents prices before the acquisition by UMGi.

     The following table represents the average weekley prices for the Company's common stock:



Date	          	Volume	        	High/Ask	     	Low/Bid	         	Close
07/14/00	        2,000		         	1.77	       		1 3/4	          		1.77
07/21/00	        2,000         			1.77	       		1 3/4	          		1.77
07/28/00	        2,000	         		1.77       			1 3/4          			1.77
09/01/00	        2,000         			1.77       			1 3/4	          		1.77
09/29/00        	3,000	         		1.90	       		1.87           			1 7/8
10/06/00	        4,000	         		1.90	       		1.87	           		1 7/8
10/13/00	        4,000	         		2 1/2       		1 7/8		          	2 1/2
11/10/00	        3,000	         		2 1/2         1 3/4             1.80
11/17/00	        8,000	         		1.80	       		1 3/4          			1.80
12/08/00        10,000         			1 15/16       1.80              1 15/16
12/11/00         2,000      		    3           		2 3/4             3


MANAGEMENT

Name			                          		Age			            Title
Lawrence W. Gallo                		36       President/CEO/Director

Mitchell B. Sandler             			40			    Vice-President/Director

Gustavo A. Rodriguez            			36		    	Secretary/Director


BIOGRAPHIES

Management


Lawrence W. Gallo serves as Chairman, CEO and a director of the Company. He served as President/CEO of Regenesis Holdings Inc. a Public financial incubator fund from April 1999 to July 2000. A child prodigy musician accepted to the Julliard Academy, Mr. Gallo has always had a passion and been involved in the entertainment business and has vast experience in this industry. From January 1998 until the present, Mr.
Gallo served as director of Launch Advisors, a financial, creative and business management consultant to sports figures and entertainers, which he founded. From January 1985 to March 1998, Mr. Gallo was employed by Lehman Brothers, Inc., serving as Senior Vice President of
Institutional Investment Services, then as Director of Global Equity
Finance in London, England. Mr. Gallo is a founding member of The
Global Fund Managers' Association, comprised of alternative investment managers and venture capital organizations that manage collectively 100 billion dollars.


Gustavo A.  Rodriguez serves as Secretary and Director of Creative
Development of the Company. Prior to his position with Uncommon Media
Group, Mr. Rodriguez was Director of Business Development of Regenesis
Holdings since October 1999. Mr. Rodriguez accumulated more then 17 years of experience within numerous areas of the recording and music industries, including development, production, publishing and marketing. In 1984 Mr. Rodriguez founded Rhythm Trax, Inc. a music production company that produced several successful dance and urban charting singles. From 1994 to 1996 Mr. Rodriguez served as Managing
Editor of Page One, a music magazine dedicated to Urban and Latin music. From March 1996 to July 1999 he was a financial consultant and later served as Director of International Business for American First
Capital, a registered broker-dealer. In February 1999 he co-founded
MiProfesor.com, a website dedicated to providing financial markets information to Spanish speaking investors. Mr. Rodriguez continues actively as a record producer/remixer and has developed
RhythmAsylum.com, an internet based recording company dedicated to Latin urban music.

Mitchell B. Sandler serves as Vice-President and Director of the Company. Prior to his position with Uncommon Media Group, he sreved as Vice President of Regenesis Holdings, Inc. since December 1998. Between
1993 and December 1997, he served as President of The Silicon Group,
Inc., a semi-conductor and computer software development company. From
1984 and 1992, Mr. Sandler was employed by All-American Semiconductor, a distributor of semi-conductors, first as a salesman, then as Regional
Sales Manager for the southeast (United States). Mr. Sandler holds an
Associate's degree from Santa Fe Community College and attended the University of Florida College of Business Administration. Mr. Sandler's family has over a 400 years of entertainment history. His Mother, Toni
Lupino, is from the famed Lupino family of film and stage. Ida Lupino the most famous of the family has over 100 films to her credit while acting and or as a Producer/Director.


EXECUTIVE COMPENSATION

No Officers or Directors receive compensation for services as officers and directors of Uncommon Media at this time.. It is the plan, however, of Uncommon Media to create management agreements with all the officers and directors which are comparable to compensation plans for officers and directors in similar companies.

RELATED TRANSACTIONS

None


RISK FACTORS

There are substantial risk factors involved in investment in Uncommon Media Group. Investment in Uncommon Media Group is speculative and no assurances can be made of any return to investors.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus may contain certain forward-looking statements and information relating to Uncommon Media Group that are based on its beliefs as well as assumptions made by and information currently available to them. These statements include, among other things, the discussions of Uncommon Media Group's business strategy and expectations concerning its market position, future operations, expansion opportunities, and profitability. When used in these documents, the words "anticipate", "feel", "believe", "estimate",
"expect", "plan" and "intend" and similar expressions, as they relate to Uncommon Media Group, are intended to identify forward-looking statements. Such statements reflect the current view of uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted, particularly those related to the operations, results of operations, and growth strategy of Uncommon Media Group, liquidity, competitive factors and pricing pressures, changes in legal and regulatory requirements, general economic conditions, and other factors described herein. Although Uncommon Media Group has attempted to identify important facts that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, planned, or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended.
Neither Uncommon Media Group nor any other person undertakes any obligation to revise these forward-looking statements, to identify important facts, or to reflect the occurrence of unanticipated events after the date hereof that could cause actual results to differ materially.

                        		RISK FACTORS

MANAGEMENT OF UNCOMMON MEDIA GROUP HAS LIMITED EXPERIENCE OPERATING AS
A PUBLIC COMPANY

While Uncommon Media Group's executive management provide it with experience and recognition in the financial, production and entertainment businesses, Uncommon Media Group has no operating history as it is currently structured. Because of the nature of Uncommon Media
Group's business, and its lack of operating history under its current structure, historical results of operations may not be indicative of future financial operating results and future financial performance is unknown. There is no assurance Uncommon Media Group will show operating profits.



UNCOMMON MEDIA GROUP IS DEPENDENT UPON THE EXPERIENCE AND KNOWLEDGE OF
ITS KEY PERSONNEL

The operations of Uncommon Media Group will depend to a great extent on the efforts and expertise of Uncommon Media Group's executive officers and directors, particularly, its President and Chairman, Lawrence Gallo, Vice President of Administration/Director, Gus
Rodriguez, and Uncommon Media Group's Vice President of
Marketing/Director Mitchell Sandler.

Uncommon Media Group has no employment contracts with any
individuals who can be classified as management.  Uncommon Media Group carries no key man insurance on any of these individuals, although all are shareholders of Uncommon Media Group.  In addition, it is not anticipated that Uncommon Media Group will maintain "key man" insurance with any of its senior management or other employees, although Uncommon
Media Group, in its discretion, may enter into employment contracts with such management or employees in the future, as it deems
appropriate.  See "MANAGEMENT".  	If Uncommon Media Group is unable
to retain its senior management for any reason, Uncommon Media Group could be materially and adversely affected.


MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER
VOTES

Uncommon Media Group's executive officers and directors beneficially own approximately 64% of the outstanding common stock.
Uncommon Media Group's executive officers and directors will be able to exercise their controlling interest over matters requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such stock ownership could be to delay or prevent a change of control of Uncommon Media Group unless the terms are approved by such shareholders.

A PUBLIC MARKET MAY NOT BE SUSTAINED AND THE PRICE MAY FLUCTUATE

Uncommon Media Group's stock is publicly traded on the OTC
Bulletin Board maintained by NASDAQ under the symbol "UMDA". The closing bid price as of December 20, 2000 was $2.250. There can be no guarantee that the current price can be maintained or be expected to increase in value. If for any reason the common stock is no longer listed on the OTC Bulletin Board maintained by NASDAQ, purchasers of the shares may have difficulty selling their common stock should they desire to do so.

ISSUANCE OF ADDITIONAL COMMON STOCK WILL REDUCE INVERSTORS' PERCENTAGE
OWNERSHIP

The future issuance of all or part of the remaining authorized common stock could result in a substantial reduction in the percentage of Uncommon Media Group's common stock held by its then shareholders, including purchasers of the shares offered herein. No vote of the shareholders is required for the issuance of additional common stock or the designation and issuance of preferred stock. Uncommon Media Group may determine to issue common stock for future acquisitions, or other items, or may sell shares of its common stock at a price lower than price paid by any purchaser hereof. Such issuance may have the effect of diluting the value of the shares held by its then shareholders and might have a material adverse effect on any trading market, should a trading market develop for Uncommon Media Group's securities.

ADDITIONAL SHARES ENTERING MARKET PURSUANT TO RULE 144 WITHOUT
ADDITIONAL CAPITAL CONTRIBUTION

Pursuant to Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission, after the expiration of the holding period certain shares of Uncommon Media Group's common stock now restricted for trading will become eligible for trading in the public market without any additional payment therefore or increase to Uncommon
Media Group's capitalization. Possible or actual sales of its outstanding common stock by all or some of the present shareholders may have an adverse effect on the market price of Uncommon Media Group's common stock. The additional availability of such shares to be traded in the public market would increase the "public float" of Uncommon
Media Group without any corresponding increase in its capital.

SELLING SECURITY HOLDERS MAY SELL SECURITIES AT ANY PRICE OR TIME

	After effectiveness of this prospectus, the selling securityholders may offer and sell their shares at a price and time determined by the selling securityholder in accordance with applicable federal and state securities laws. Affiliates of Uncommon Media Group will be subject to limitations of Rule 144, including its volume limitations in the sale of their shares. The timing of such sales and the price at which the shares are sold by the selling securityholders could have an adverse effect and cause price fluctuations to the common stock.

POSSIBILITY OF NO STATE RESTRICTION ON SALES BY SELLING SECURITYHOLDERS

The National Securities Market Improvement Act of 1996 limits the authority of states to impose restrictions upon sales of Securities made pursuant to Sections 4(1) and 4(3) of the Securities Act of companies which file reports under Sections 13 or 15(d) of the Securities Exchange Act. Sales by the selling securityholders in the secondary market may be made pursuant to Section 4(1) (sales other than by an issuer, underwriter or broker). It is anticipated that following the effective date of this prospectus, the selling security holders' shares will be eligible for resale in the secondary market in each state.

THE POSSIBILITY OF UNCOMMON MEDIA GROUP ISSUING PREFERRED STOCK WITH
CERTAIN PREFERENCES MAY DEPRESS MARKET PRICE OF THE COMMON STOCK

The Board of Directors may designate a series or classes of preferred shares without shareholder consent which designations may give the holders of the preferred stock, if previously issued, voting control and other preferred rights such as to liquidation and dividends. The authority of the Board of Directors to issue such stock without shareholder consent may have a depressive effect on the market price of Uncommon Media Group's common stock even prior to any such designation or issuance of preferred stock. Any such issuance of shares of preferred stock, under certain circumstances, could have the effect of delaying or preventing a change in control of Uncommon Media
Group or other take-over attempt and could adversely materially affect the rights of holders of shares of the common stock.

ABSENCE OF CASH DIVIDENDS

The Board of Directors does not anticipate paying cash dividends on the Shares for the foreseeable future and intends to retain any future earnings to finance the growth of the Company's business.
Payment of dividends, if any, will depend, among other factors, on earnings, capital requirements, and the general operating and financial condition of Uncommon Media Group, and will be subject to legal limitations on the payment of dividends out of paid-in capital.


OFFICERS AND DIRECTORS HAVE LIMITED LIABILITY AND HAVE INDEMNITY RIGHTS

The Certificate of Incorporation and By-Laws of Uncommon Media
Group provide that Uncommon Media Group indemnify its officers and directors against losses sustained or liabilities incurred which arise from any transaction in such officer's or director's respective managerial capacity unless such officer or director violates a duty of loyalty, did not act in good faith, engaged in intentional misconduct or knowingly violated the law, approved an improper dividend, or derived an improper benefit from the transaction. Uncommon Media
Group's Certificate of Incorporation and By-Laws also provide for the indemnification by it of its officers and directors against any losses or liabilities incurred as a result of the manner in which such officers and directors operate Uncommon Media Group's business or conduct its internal affairs, provided that in connection with these activities they act in good faith and in a manner which they reasonable believe to be in, or not opposed to, the best interests of Uncommon
Media Group and their conduct does not constitute gross negligence, misconduct or breach of fiduciary obligations.


UNCOMMON MEDIA GROUP'S COMMON STOCK MAY BE SUBJECT TO PENNY STOCK
REGULATION

Currently, Uncommon Media Group's stock is publicly traded on the OTC Bulletin Board, maintained by NASDAQ, quoted under the symbol
"UMDA" at the closing bid price on December 20, 2000 of $2.250. Since the common stock of Uncommon Media Group trades below $5.00 per share, the common stock may be considered "penny stock." Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, Provided that the current price and volume information with respect to transactions in such securities is provided by the exchange or system. Uncommon Media
Group's securities may be subject to "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purpose of such securities and have received the purchaser's written consent to the transaction prior to purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.
Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell
Uncommon Media Group's securities.


ADVERTISING REVENUES

Advertising is the Company's most significant source of revenue.
Competition from other forms of media available in the Company's various markets, including direct marketing and the Internet, affects the Company's ability to attract and retain advertisers and to increase advertising rates. Advertising could be negatively affected by an economic downturn in any of the Company's markets. Advertising revenues cause the Company's quarterly consolidated results to vary by season. Second-quarter and fourth-quarter advertising volume is higher than first- and third-quarter volume since economic activity tends to be lower after the holidays and in the summer. National and local economic conditions affect the levels of the Company's sales, and most particularly, advertising revenue. Structural changes in the retail environment may also depress the level of advertising revenue.

NEW PRODUCTS IN NEW MARKETS

There are substantial uncertainties associated with the Company's efforts to develop new products and services for evolving markets. The success of these ventures will be determined by the Company's efforts, and in some cases by those of its partners, fellow investors and licensees. Initial timetables for the introduction and development of new products or services may not be achieved and price/profitability targets may not prove feasible. External factors, such as the development of competitive alternatives and market response, may cause new markets to move in unanticipated directions. The Company may also consider the acquisition of specific properties or businesses that fall outside its traditional lines of business if it deems such properties sufficiently attractive.

PRODUCT PORTFOLIO; ACQUISITIONS

From time to time, the Company evaluates the various components of its portfolio of products and may, as a result, buy or sell different properties. Such acquisitions or divestitures may affect the Company's costs, revenues and profitability. Acquisitions involve risks, including difficulties in integrating acquired operations, diversions of management resources, debt incurred in financing such acquisitions and unanticipated problems and liabilities.

The foregoing list of factors should not be construed as
exhaustive or as any admission regarding the adequacy of disclosure
made by the Company.   The Company disclaims any intention or
obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.



ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

Pursuant to a consulting agreement, the Board of Directors agreed on December 8th, 2000, to issue 800,000 shares of restricted common stock to the Tallina Group.



ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Pursuant to an acquisition of IJC Ventures Corp. by Uncommon Media
Corp., John (Jak) Meyer, the sole officer and director of IJC Ventures, resigned on December 7th, 2000. Pursuant to a Special Meeting of the Shareholders of IJC Ventures, Douglas Rasberry was appointed the sole officer and director of the company. On December 8th, pursuant to the acquisition, Lawrence Gallo was appointed President, CEO, and Director.
Mitchell Sandler was appointed Vice President and Director. Gustavo
Rodriguez was appointed Secretary and Director.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

(a) Financial to be filed within 60 days of acquisition pursuant to SEC Regulations


(c)  Exhibits.

2.1				Agreement of Acquisition
10.1				Lease Agreement for Company


					SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						Uncommon Media Group Inc.

Lawrence Gallo		            	President/CEO/Director
Mitchell Sandler            	Vice-President/Director
Gustavo Rodriguez           	Secretary/Director


						/s/_________________________
						Lawrence Gallo
						Date:12/22/00


						/s/_________________________
						Mitchell Sandler
						Date:12/22/00

						/s/_________________________
						Gustavo Rodriguez
      Date:12/22/00





























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